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                                                                   Exhibit 24(c)


                                   GREIF, INC.

                                POWER OF ATTORNEY
                                       FOR
                        FORM S-8 REGISTRATION STATEMENTS

       The undersigned, a director of Greif, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Michael J. Gasser and William B. Sparks, Jr., and each of them, my true and lawful attorneys-in-fact and agents, with full power to act without the other, with full power of substitution and resubstitution, for me and in my name, place, and stead, in my capacity as a director of the Company, to execute any and all of the Company's Registration Statements on Form S-8, and any and all amendments thereto (including post-effective amendments), to register under the Securities Act of 1933, as amended (the "Securities Act"), any shares of Class A Common Stock of the Company for sale under, and pursuant to, any and all of the Company's current or hereafter adopted or approved stock option plans or other "employee benefit plans" (as such term is defined under Rule 405 promulgated under the Securities
Act), as such plans are currently amended or shall hereafter be amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitutes may lawfully do or cause to be done by virtue hereof.

       The undersigned has executed and delivered this Power of Attorney on the date set forth below.


Dated: June 3, 2003                               /s/ Judith D. Hook
                                                  -----------------------------
                                                  Signature of Officer/Director


                                                  Judith D. Hook, Director
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